Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
July 24, 2023, 8:00 AM ET	Director of Corporate Communications
(703) 481-4599

MainStreet Bancshares, Inc., Reports Continued Strong Financial Performance for 2nd Quarter 2023

Net Interest Margin Continues to Outperform Most Peers

FAIRFAX, Va., July 24, 2023 /PRNewswire/ -- MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $6.9 million for the quarter ended June 30, 2023, in line with expectations. This represents a 17.1% increase from the year-earlier second quarter.

Performance through the first half of 2023 remains very strong (returns are annualized):

Return on average assets:	1.60%
Return on average equity:	14.87%
Net interest margin (tax equivalent):	4.45%
Efficiency ratio:	53.48%
Allowance for credit losses:	1.04%
Liquidity coverage ratio:	124%
Core deposit ratio:	74%
FDIC insured deposits / total deposits:	76%
Net charge-offs:	$0
Earnings per common share:	$1.86
Tangible book value per common share:	$22.73

“The MainStreet team has done an extraordinary job of maximizing the Company’s financial performance while staying true-to-form with proper risk management practices.  We were well-prepared for a rising rate environment,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank. “And the recent collapse of a few badly managed regional banks shook the industry but ultimately gave us the opportunity to tell our risk management story.”

“Spurred by the FOMC rate increases, the collapse of Silicon Valley Bank also prompted an immediate jump in deposit costs for the industry,” Dick explained. “It appears that the FOMC will increase rates an additional 25 basis points when it meets on July 26th, but the industry is sensing a slowdown in future rises thereafter.”

The Company’s loan book totaled $1.66 billion at the end of the second quarter, up 15.7% from $1.43 billion one year earlier and up 1.3% from the first quarter.

“We are working hard for our customers and sticking to our strong underwriting standards.  Our asset quality remains pristine,” said Abdul Hersiburane, president of MainStreet Bank. “Our business bankers and lenders are redoubling their efforts to gain deposit share in our market, and we continue to benefit from a flight to quality as discerning depositors seek the security of federal insurance for their operating funds and other large deposits.”

ABOUT AVENU™

Avenu™ onboarded its first client while designers and engineers completed final sprints to harden our multitenancy and cyber architecture and to accelerate implementation of a debit card for funding. Avenu™ connects partners and their apps directly and seamlessly to MainStreet Bank’s banking core. Avenu™ is expected to accelerate MainStreet Bank’s deposit growth to support expanded lending.

Avenu™ — Banking Delivered

Avenu™ is the only embedded banking solution that connects fintechs and their apps directly and seamlessly to a bank — MainStreet Bank. We are not a sponsor bank without our own technology, and we are not a middleware software company (aggregator) without our own bank. We are Avenu™, a leading financial technology company backed by an established community business bank in the heart of Washington, D.C.

Avenu™ — Serving a Community of Innovation

Our clients are fintechs, application developers, money movers, and entrepreneurs. They all have one thing in common: They are innovating how money moves to solve real-world issues and help communities thrive. We are focused on servicing our community and long-term business relationships.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	June 30, 2023	March 31, 2023	December 31, 2022*	September 30, 2022	June 30, 2022
ASSETS
Cash and cash equivalents
Cash and due from banks	$67,700	$225,334	$48,931	$50,636	$55,636
Federal funds sold	30,341	—	81,669	54,098	47,013
Total cash and cash equivalents	98,041	225,334	130,600	104,734	102,649
Investment securities available for sale, at fair value	60,579	63,209	62,631	162,319	143,240
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	17,590	17,616	17,642	17,670	17,698
Restricted equity securities, at amortized cost	20,304	22,436	24,325	16,436	16,485
Loans, net of allowance for credit losses of $16,047, $15,435, $14,114, $12,994, and $12,982, respectively	1,637,484	1,617,275	1,579,950	1,448,071	1,416,875
Premises and equipment, net	14,427	14,521	14,709	14,523	14,756
Accrued interest and other receivables	10,256	9,744	9,581	8,273	7,313
Computer software, net of amortization	12,266	10,559	9,149	7,258	4,956
Bank owned life insurance	37,763	37,503	37,249	36,996	36,742
Other assets	40,641	36,811	39,915	43,835	32,665
Total Assets	$1,949,351	$2,055,008	$1,925,751	$1,860,115	$1,793,379
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$388,992	$487,875	$550,690	$566,016	$535,591
Interest bearing demand deposits	71,308	100,522	80,099	93,695	99,223
Savings and NOW deposits	51,294	53,499	51,419	54,240	58,156
Money market deposits	380,500	260,316	222,540	254,190	231,207
Time deposits	701,289	730,076	608,141	585,783	575,950
Total deposits	1,593,383	1,632,288	1,512,889	1,553,924	1,500,127
Federal funds borrowed	30,000	60,696	—	—	—
Federal Home Loan Bank advances	—	45,000	100,000	—	—
Subordinated debt	72,444	72,344	72,245	72,146	72,047
Other liabilities	43,016	39,692	42,335	44,045	32,801
Total Liabilities	1,738,843	1,850,020	1,727,469	1,670,115	1,604,975
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,177	29,185	28,736	28,728	29,178
Capital surplus	64,768	64,213	63,999	63,231	64,822
Retained earnings	97,646	91,991	86,830	80,534	73,702
Accumulated other comprehensive loss	(8,346)	(7,664)	(8,546)	(9,756)	(6,561)
Total Stockholders’ Equity	210,508	204,988	198,282	190,000	188,404
Total Liabilities and Stockholders’ Equity	$1,949,351	$2,055,008	$1,925,751	$1,860,115	$1,793,379

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
INTEREST INCOME:
Interest and fees on loans	$55,586	$34,639	$28,855	$26,731	$23,972	$20,261	$17,954
Interest on investment securities
Taxable securities	926	758	407	518	467	378	401
Tax-exempt securities	529	535	265	264	262	261	263
Interest on federal funds sold	2,311	229	1,179	1,132	1,071	1,013	195
Total interest income	59,352	36,161	30,706	28,645	25,772	21,913	18,813
INTEREST EXPENSE:
Interest on interest bearing demand deposits	594	170	251	343	256	175	105
Interest on savings and NOW deposits	255	79	147	108	81	43	42
Interest on money market deposits	4,129	270	2,926	1,203	781	496	151
Interest on time deposits	11,221	2,961	7,077	4,144	2,966	2,275	1,530
Interest on federal funds borrowed	239	—	201	38	—	—	—
Interest on Federal Home Loan Bank advances	919	83	13	906	264	—	52
Interest on subordinated debt	1,632	1,280	820	812	828	828	812
Total interest expense	18,989	4,843	11,435	7,554	5,176	3,817	2,692
Net interest income	40,363	31,318	19,271	21,091	20,596	18,096	16,121
Provision for credit losses	921	1,280	638	283	1,118	-	480
Net interest income after provision for credit losses	39,442	30,038	18,633	20,808	19,478	18,096	15,641
NON-INTEREST INCOME:
Deposit account service charges	1,125	1,209	535	590	610	601	597
Bank owned life insurance income	514	500	259	255	253	254	250
Loan swap fee income	—	101	—	—	—	518	101
Net gain on held-to-maturity securities	—	4	—	—	—	—	4
Net gain (loss) on sale of loans	—	43	—	—	—	(211)	—
Other non-interest income	174	568	16	158	196	186	312
Total other income	1,813	2,425	810	1,003	1,059	1,348	1,264
NON-INTEREST EXPENSES:
Salaries and employee benefits	14,216	11,152	6,595	7,621	6,775	5,874	5,604
Furniture and equipment expenses	1,270	1,316	772	498	710	760	659
Advertising and marketing	1,495	980	698	797	620	704	574
Occupancy expenses	912	693	426	486	378	400	352
Outside services	994	935	504	490	529	611	567
Administrative expenses	426	405	211	215	214	253	195
Other operating expenses	3,242	2,976	1,646	1,596	1,481	1,291	1,543
Total non-interest expenses	22,555	18,457	10,852	11,703	10,707	9,893	9,494
Income before income tax expense	18,700	14,006	8,591	10,108	9,830	9,551	7,411
Income tax expense	3,602	2,654	1,645	1,957	2,252	1,808	1,481
Net income	15,098	11,352	6,946	8,151	7,578	7,743	5,930
Preferred stock dividends	1,078	1,078	539	539	539	539	539
Net income available to common shareholders	$14,020	$10,274	$6,407	$7,612	$7,039	$7,204	$5,391
Net income per common share, basic and diluted	$1.86	$1.35	$0.85	$1.01	$0.95	$0.97	$0.71
Weighted average number of common shares, basic and diluted	7,519,949	7,611,303	7,522,764	7,517,213	7,433,607	7,463,719	7,575,484

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	June 30, 2023		March 31, 2023		June 30, 2022		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$421,277	25.4%	$415,078	25.3%	$358,062	25.0%	1.5%	17.7%
Residential real estate loans	410,550	24.7%	391,648	23.9%	366,758	25.6%	4.8%	11.9%
Commercial real estate loans	727,772	43.9%	737,019	45.0%	599,683	41.8%	-1.3%	21.4%
Commercial and industrial loans	93,604	5.6%	86,937	5.3%	92,672	6.5%	7.7%	1.0%
Consumer loans	5,750	0.4%	7,534	0.5%	17,223	1.1%	-23.7%	-66.6%
Total Gross Loans	$1,658,953	100.0%	$1,638,216	100.0%	$1,434,398	100.0%	1.3%	15.7%
Less: Allowance for credit losses	(16,047)		(15,435)		(12,982)
Net deferred loan fees	(5,422)		(5,506)		(4,541)
Net Loans	$1,637,484		$1,617,275		$1,416,875
DEPOSITS:
Non-interest bearing deposits	$388,992	24.4%	$487,875	29.9%	$535,591	35.7%	-20.3%	-27.4%
Interest-bearing deposits:
Demand deposits	71,308	4.5%	100,522	6.2%	99,223	6.6%	-29.1%	-28.1%
Savings and NOW deposits	51,294	3.2%	53,499	3.3%	58,156	3.9%	-4.1%	-11.8%
Money market accounts	380,500	23.9%	260,316	15.9%	231,207	15.4%	46.2%	64.6%
Certificates of deposit $250,000 or more	406,583	25.5%	458,683	28.1%	383,340	25.6%	-11.4%	6.1%
Certificates of deposit less than $250,000	294,706	18.5%	271,393	16.6%	192,610	12.8%	8.6%	53.0%
Total Deposits	$1,593,383	100.0%	$1,632,288	100.0%	$1,500,127	100.0%	-2.4%	6.2%
BORROWINGS:
Federal funds borrowed	30,000	29.3%	60,696	34.1%	—	0.0%	-50.6%	0.0%
Federal Home Loan Bank advances	—	0.0%	45,000	25.3%	—	0.0%	-100.0%	0.0%
Subordinated debt	72,444	70.7%	72,344	40.6%	72,047	100.0%	0.1%	0.6%
Total Borrowings	$102,444	100.0%	$178,040	100.0%	$72,047	100.0%	-42.5%	42.2%
Total Deposits and Borrowings	$1,695,827		$1,810,328		$1,572,174		-6.3%	7.9%

Core customer funding sources (1)	$1,184,958	69.9%	$1,156,279	63.9%	$1,094,493	69.6%	2.5%	8.3%
Brokered and listing service sources (2)	408,425	24.1%	476,009	26.3%	405,634	25.8%	-14.2%	0.7%
Federal funds borrowed	30,000	1.7%	60,696	3.3%	—	0.0%	-50.6%	0.0%
Federal Home Loan Bank advances	—	0.0%	45,000	2.5%	—	0.0%	-100.0%	0.0%
Subordinated debt (3)	72,444	4.3%	72,344	4.0%	72,047	4.6%	0.1%	0.6%
Total Funding Sources	$1,695,827	100.0%	$1,810,328	100.0%	$1,572,174	100.0%	-6.3%	7.9%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended June 30, 2023			For the three months ended June 30, 2022
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest earning assets:
Loans (1)(2)	$1,649,300	$28,855	7.02%	$1,434,877	$17,954	5.02%
Securities:
Taxable	68,381	407	2.39%	73,153	401	2.20%
Tax-exempt	37,876	335	3.55%	38,507	333	3.47%
Federal funds and interest-bearing deposits	87,608	1,179	5.40%	98,326	195	0.80%
Total interest earning assets	$1,843,165	$30,776	6.70%	$1,644,863	$18,883	4.60%
Other assets	69,488			65,225
Total assets	$1,912,653			$1,710,088
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$73,800	$251	1.36%	$96,352	$105	0.44%
Savings and NOW deposits	50,644	147	1.16%	62,588	42	0.27%
Money market deposit accounts	344,118	2,926	3.41%	234,097	151	0.26%
Time deposits	723,056	7,077	3.93%	499,734	1,530	1.23%
Total interest-bearing deposits	$1,191,618	$10,401	3.50%	$892,771	$1,828	0.82%
Federal funds purchased	15,174	201	5.31%	1	—	—
FHLB borrowings	989	13	5.27%	35,275	52	0.59%
Subordinated debt	72,405	820	4.54%	72,009	812	4.52%
Total interest-bearing liabilities	$1,280,186	$11,435	3.58%	$1,000,056	$2,692	1.08%
Demand deposits and other liabilities	424,505			521,130
Total liabilities	$1,704,691			$1,521,186
Stockholders’ Equity	207,962			188,902
Total Liabilities and Stockholders’ Equity	$1,912,653			$1,710,088
Interest Rate Spread			3.12%			3.52%
Net Interest Income		$19,341			$16,191
Net Interest Margin			4.21%			3.95%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the six months ended June 30, 2023			For the six months ended June 30, 2022
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest earning assets:
Loans (1)(2)	$1,624,664	$55,586	6.90%	$1,406,457	$34,639	4.97%
Securities:
Taxable	70,147	926	2.66%	73,283	758	2.09%
Tax-exempt	37,908	670	3.56%	39,023	677	3.50%
Federal funds and interest-bearing deposits	103,053	2,311	4.52%	91,081	229	0.51%
Total interest earning assets	$1,835,772	$59,493	6.54%	$1,609,844	$36,303	4.55%
Other assets	63,465			76,387
Total assets	$1,899,237			$1,686,231
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$78,568	$594	1.52%	$83,450	$170	0.41%
Savings and NOW deposits	51,290	255	1.00%	72,617	79	0.22%
Money market deposit accounts	284,906	4,129	2.92%	250,908	270	0.22%
Time deposits	698,384	11,221	3.24%	478,376	2,961	1.25%
Total interest-bearing deposits	$1,113,148	$16,199	2.93%	$885,351	$3,480	0.79%
Federal funds purchased	9,103	239	5.29%	1	—	—
FHLB borrowings	39,199	919	4.73%	36,215	83	0.46%
Subordinated debt	72,355	1,632	4.55%	58,079	1,280	4.44%
Total interest-bearing liabilities	$1,233,805	$18,989	3.10%	$979,646	$4,843	1.00%
Demand deposits and other liabilities	460,632			517,281
Total liabilities	$1,694,437			$1,496,927
Stockholders’ Equity	204,800			189,304
Total Liabilities and Stockholders’ Equity	$1,899,237			$1,686,231
Interest Rate Spread			3.44%			3.55%
Net Interest Income		$40,504			$31,460
Net Interest Margin			4.45%			3.94%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.85	$0.71	$1.86	$1.35
Book value per common share	$24.36	$21.41	$24.36	$21.41
Tangible book value per common share(2)	$22.73	$20.75	$22.73	$20.75
Weighted average common shares (basic and diluted)	7,522,764	7,575,484	7,519,949	7,611,303
Common shares outstanding at end of period	7,522,297	7,526,463	7,522,297	7,526,463
Performance Ratios
Return on average assets (annualized)	1.46%	1.39%	1.60%	1.36%
Return on average equity (annualized)	13.40%	12.59%	14.87%	12.09%
Return on average common equity (annualized)	14.22%	13.38%	15.92%	12.79%
Yield on earning assets (FTE) (2) (annualized)	6.70%	4.60%	6.54%	4.55%
Cost of interest bearing liabilities (annualized)	3.58%	1.08%	3.10%	1.00%
Net interest spread (FTE)(2)	3.12%	3.52%	3.44%	3.55%
Net interest margin (FTE)(2) (annualized)	4.21%	3.95%	4.45%	3.94%
Noninterest income as a percentage of average assets (annualized)	0.17%	0.30%	0.19%	0.29%
Noninterest expense to average assets (annualized)	2.28%	2.23%	2.39%	2.21%
Efficiency ratio(3)	54.04%	54.61%	53.48%	54.70%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$15,435	$12,500	$14,114	$11,697
Add: recoveries	1	2	12	5
Less: charge-offs	(6)	—	(6)	—
Add: provision for credit losses	617	480	1,032	1280
Add: current expected credit losses, nonrecurring adoption	—	—	895	—
Ending balance, ACL - loans	$16,047	$12,982	$16,047	$12,982

Beginning balance, reserve for unfunded commitment (RUC)	$1,178	$—	$—	$—
Add: current expected credit losses, nonrecurring adoption	—	—	1,310	—
Add: provision for unfunded commitments	21	—	21	—
Less: recovery of unfunded commitments	—	—	(132)	—
Ending balance, RUC	$1,199	$—	$1,199	$—
Total allowance for credit losses	$17,246	$12,982	$17,246	$12,982

Allowance for credit losses on loans to total gross loans	0.97%	0.91%	0.97%	0.91%
Allowance for credit losses to total gross loans	1.04%	0.91%	1.04%	0.91%
Allowance for credit losses on loans to non-performing assets	N/A	N/A	N/A	N/A
Net charge-offs (recoveries) to average gross loans (annualized)	0.00%	0.00%	0.00%	0.00%
Concentration Ratios
Commercial real estate loans to total capital (4)	363.43%	366.10%	363.43%	366.10%
Construction loans to total capital (5)	139.59%	138.16%	139.59%	138.16%
Non-performing Assets
Loans 30-89 days past due to total gross loans	0.00%	0.01%	0.00%	0.01%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.00%	0.00%	0.00%	0.00%
Other real estate owned	$—	$—	$—	$—
Non-performing assets	$—	$—	$—	$—
Non-performing assets to total assets	0.00%	0.00%	0.00%	0.00%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.79%	16.23%	16.79%	16.23%
Tier 1 risk-based capital ratio	15.83%	15.42%	15.83%	15.42%
Leverage ratio	14.81%	14.34%	14.81%	14.34%
Common equity tier 1 ratio	15.83%	15.42%	15.83%	15.42%
Other information
Closing stock price	$22.66	$22.77	$22.66	$22.77
Tangible equity / tangible assets (2)	10.24%	10.26%	10.24%	10.26%
Average tangible equity / average tangible assets (2)	10.34%	10.81%	10.28%	11.03%
Number of full time equivalent employees	179	146	179	146
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of June 30, 2023 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended June 30,		For the six months ended June 30,
	2023	2022	2023	2022
Net interest margin (FTE)
Net interest income (GAAP)	$19,271	$16,121	$40,363	$31,318
FTE adjustment on tax-exempt securities	70	70	141	142
Net interest income (FTE) (non-GAAP)	19,341	16,191	40,504	31,460

Average interest earning assets	1,843,165	1,644,863	1,835,772	1,609,844
Net interest margin (GAAP)	4.19%	3.93%	4.43%	3.92%
Net interest margin (FTE) (non-GAAP)	4.21%	3.95%	4.45%	3.94%

	As of June 30,		As of June 30,
	2023	2022	2023	2022
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$210,508	$188,404	$210,508	$188,404
Less: intangible assets	12,266	4,956	12,266	4,956
Tangible stockholders equity (non-GAAP)	198,242	183,448	$198,242	$183,448
Less: preferred stock	27,263	27,263	27,263	27,263
Tangible common stockholders equity (non-GAAP)	170,979	156,185	170,979	156,185

Shares outstanding	7,522,297	7,526,463	7,522,297	7,526,463
Tangible book value per common share (non-GAAP)	$22.73	$20.75	$22.73	$20.75

	As of June 30,		As of June 30,
	2023	2022	2023	2022
Total assets, adjusted
Total assets (GAAP)	$1,949,351	$1,793,379	$1,949,351	$1,793,379
Less: intangible assets	(12,266)	(4,956)	(12,266)	(4,956)
Total tangible assets (non-GAAP)	1,937,085	1,788,423	1,937,085	1,788,423

	For the three months ended June 30,		For the six months ended June 30,
	2023	2022	2023	2022
Average stockholders equity, adjusted
Total average stockholders equity (GAAP)	$207,962	$188,902	$204,800	$189,304
Less: average intangible assets	(11,284)	(4,512)	(10,585)	(3,746)
Total average tangible stockholders equity (non-GAAP)	196,678	184,390	194,215	185,558

	For the three months ended June 30,		For the six months ended June 30,
	2023	2022	2023	2022
Average assets, adjusted
Total average average assets (GAAP)	$1,912,653	$1,710,088	$1,899,237	$1,686,231
Less: average intangible assets	(11,284)	(4,512)	(10,585)	(3,746)
Total average tangible assets (non-GAAP)	1,901,369	1,705,576	1,888,652	1,682,485